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CLOSED END
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ACM Managed Income Fund

Semi-Annual Report
February 28, 2002

                               [GRAPHIC OMITTED]


                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
April 15, 2002

Dear Shareholder:

This report provides performance, investment strategy and outlook for ACM Managed Income Fund (the "Fund") for the semi-annual reporting period ended February 28, 2002.

Investment Objective and Policies

This closed-end fund is designed to provide investors with a high level of total return by seeking both high current income and capital appreciation. To achieve its objective, the Fund invests primarily in U.S. government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods ended February 28, 2002. For comparison, we have included returns for the unmanaged Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.

INVESTMENT RESULTS*
Periods Ended February 28, 2002

                                                          ----------------------
                                                               Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
ACM Managed
Income Fund
(NAV)                                                     -2.20%          -7.63%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index                                                      3.02%           7.67%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) as of February 28, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Managed Income Fund.

      Additional investment results appear on pages 7-9.

The Fund underperformed relative to the benchmark for the six- and 12-month periods ended February 28, 2002. The Fund contains high yield securities while the Fund's benchmark does not. These securities underperformed during the period under review which detracted from the Fund's performance. Additionally, the Fund focused on longer duration Treasuries that were negatively affected relative to the index as the yield curve steepened.

The Fund's weighting in the hotel and telecommunications sectors also had a negative effect on the Fund's performance. As might be expected, post September 11, the hotel sector was adversely affected due to concerns over


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

travel and the lingering effects of the economic slowdown. The telecommunications sector has also been affected by the loss of investor confidence, resulting in substantially diminished access to the capital markets for many of these companies. Given the level of capital expenditures required to complete their business models, these companies faced liquidity concerns and were forced to delay projects, sell assets, or otherwise restructure their balance sheets. Fortunately, the Fund's security selection within these industries was a positive contributor to performance. Additionally, domestic cable selections such as Charter Communications Holdings and Mediacom Broad band LLC, which benefit from stable cash flows, were significant positive contributors for the Fund.

The Fund's Treasury position was of longer duration than the benchmark's. The Fund maintained its longer duration for the additional yield advantage. While this stance had an adverse effect on short-term performance, shareholders benefited from higher earnings.

Market Overview

U.S. economic growth continued to decelerate early in the reporting period due to declining business investment, lower equity valuations and a drop in consumer confidence levels. The terrorist attacks on September 11 further exacerbated the already ailing economy, particularly in the services and travel industries. Rapid policy responses by both the U.S. Federal Reserve in reducing interest rates, as well as increased government spending, helped the economy bottom out earlier than expected, and prevented a deeper and more prolonged recession. Economic data at the end of the period began to point to signs of an economic recovery as growth returned into positive territory. Unemployment levels also appeared to have reached the bottom as the economy added jobs in February for the first time in seven months.

The U.S. bond market, as measured by the LB Aggregate Bond Index, returned 3.02% for the six-month period ended February 28, 2002. The U.S. bond market was the beneficiary of a weakening economy, a poorer business climate for stocks and investors' unwillingness to assume undue risk through out the first half of the reporting period. However, strong bond market returns began to dampen towards the end of 2001 as prospects for an economic recovery in 2002 increased and investors unwound some of the flight to quality that occurred post September
11. Treasury securities, at 2.42%, and investment-grade corporate securities, at 2.36%, lagged within the index. The yield curve remained steep during the period as short-term inter-


--------------------------------------------------------------------------------
2 o ACM MANAGED INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

est rates declined by 57 basis points, as measured by the two-year note, and longer-term rates remained stable.

The high yield market, as represented by the LB High Yield Index, returned -2.03% for the six-month period ended February 28, 2002. Issuers took advantage of the funding window as the U.S. Federal Reserve aggressively lowered interest rates. However, weakness in the equity market and negative performance in the telecommunications and technology sectors weakened the overall performance of the high yield market. Telecommunications posted the worst returns within the index followed by the transportation (airlines) and financial (insurance) sectors, both of which were affected by the September 11 attacks. More defensive sectors such as food, health care and supermarkets performed well during the period. Conglomerates and building related issues also fared well. In quality terms, higher rated securities outperformed as investors sought higher quality issuers. Double B-rated and single B-rated securities outperformed lower quality triple C-rated securities. Default rates remained high throughout the six-month period, reflecting the low financial flexibility of highly leveraged companies. At the end of February, trailing 12-month defaults of the high yield market totaled $18.3 billion or 10.79%.

Investment Strategy

During the six-month period, we reduced the Fund's Treasury allocation and increased high yield holdings, positioning the Fund for an expected economic recovery. Within Treasury securities, we maintained the Fund's position in 30-year bonds and reduced the position in the 10- to 20-year maturity range. Overall, Treasury holdings were reduced in both dollar and duration terms in favor of adding exposure to high yield.

Within the Fund's high yield sector, we modestly repositioned the portfolio. We completed our exit of and/or reduced the Fund's exposure to many of the developmental credits in the wireline telecommunications sector that we believed had flawed business strategies and/or inadequate funding positions to build out their respective networks. We also reduced cyclical credits in the automotive and general industrial sectors. These issues included Global Crossing Holdings Ltd., McLeod USA and Williams Communications. We also reduced exposure to the utility sector with the partial sale of Calpine Corp. and AES Corp.

In its place, we purchased more defensive issuers in the services, lodging, mobile communications and packaging sectors. Within the services sector, we


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

added positions in Coinmach Corp. and Intertek Finance Plc. In lodging, we increased or added a number of issuers given the markets' overreaction to this sector after September 11. These issuers included Meristar Hospitality Corp., Intrawest Corp. and Vail Resorts, Inc. Given their positive credit outlook, we also added Sealed Air Corp., Plastipak Holdings, Inc. and Owens Brockway Glass to the Fund's paper/packaging sector.

We continued to diversify the Fund over a greater number of issuers to reduce volatility and stabilize returns. We also increased the Fund's weighting in high quality single B-rated issuers because we believe the majority of high yield returns in 2002 will be from coupon income and not spread compression.

Outlook

In the U.S., accelerating liquidity, improving consumer confidence, a deceleration in the job loss rate and signs of a turnaround in manufacturing activity point to a recovery in the U.S. economy in early 2002. We expect economic growth to advance throughout the year, with real gross domestic product
(GDP) reaching a 4.0% annualized pace by the fourth quarter. We believe the U.S. Federal Reserve's monetary policy will remain largely unchanged for the first half of 2002, and a tighter policy will be implemented in the latter half of the year. In this environment, interest rates will gradually trend higher, and the yield curve will flatten somewhat. We expect the increase in economic recovery and a trend toward higher interest rates to provide a headwind for the Treasury sector.

The high yield market continues to build momentum into 2002 as the economy recovers, and we believe this sector should outperform relative to other fixed income sectors. None the less, there are conflicting trends on both the macro-and microeconomic fronts.

On the macroeconomic front, all U.S. indicators point to higher growth than previously expected, with the manufacturing sector finally showing signs of recovery. The inventory rebuilding process is providing a boost to manufacturing, which is expected to last at least a few quarters. The U.S. consumer's continued propensity to spend remains a source of strength in this period of corporate retrenchment and layoffs. Alan Greenspan's testimony to Congress on March 19 of this year painted a picture of moderate expectations for economic growth during the recovery phase, suggesting that the risk of interest rates rising in the short run remains contained. Finally, the default environment promises to be more moderate, with Moody's predicting lower default rates this year.


--------------------------------------------------------------------------------
4 o ACM MANAGED INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

On the microeconomic front, investors are concerned about the impact of possible legislative and regulatory initiatives arising from the Enron debacle. Of particular interest to fixed income investors is the prospect of restrictions on the use of Special Purpose Entities (SPEs) to create off-balance sheet leverage and changes in certain accounting methods for smoothing the volatility of earnings, revenue recognition, options and pensions costs. However well justified such reforms may prove to be as matters of policy, they could nonetheless tend to impair, in particular, high yield valuations in such key sectors as telecommunications and utilities.

We believe that valuations are modestly attractive, with aggregate spreads at 52-week highs (if one excludes widening caused by September 11). However, these market averages reveal less than they should about the barbelled nature of spreads. The consumer-related sectors and a number of cyclical sectors remain relatively tight, with the higher spreads resident mostly in the select deep cyclical industrials, in utilities and in the wireless and cable sectors.

Investors in high yield naturally need to focus not only on the specifics of the macroeconomy that relate to the companies in which they invest, but also to security selection, which remains critical. The Fund should be well positioned for a gradual economic recovery given its overweighting in strong single B-rated issuers and undervalued sectors like wireless telecommunications, cable and chemicals.

The main risk to the Fund's strategy is the underweighting in the riskier triple C-rated part of the market, as we have chosen not to reach for yield in this uncertain economic timeframe. However, if the economy recovers faster than expected, this area of the market will begin to outperform, requiring us to reconsider the Fund's position. We also note that technicals remain strong due to lower-than-expected supply and robust demand from both mutual funds and institutional investors.


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest and investment in ACM Managed Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ George Caffrey

George Caffrey
Vice President


/s/ Matthew Bloom

Matthew Bloom
Vice President

[PHOTO]         John D. Carifa

[PHOTO]         George Caffrey

[PHOTO]         Matthew Bloom

George Caffrey and Matthew Bloom, Portfolio Managers, have over 40 years combined investment experience.


--------------------------------------------------------------------------------
6 o ACM MANAGED INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MANAGED INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
2/29/92 TO 2/28/02

Lehman Brothers Aggregate Bond Index: $20,610
ACM Managed Income Fund (NAV):        $19,042


[The following table was depicted as a mountain chart in the printed material.]

                       ACM Managed Income       Lehman Brothers
                           Fund (NAV)        Aggregate Bond Index
-----------------------------------------------------------------
     2/29/92                $10,000                  $10,000
     2/28/93                $12,506                  $11,218
     2/28/94                $14,882                  $11,824
     2/28/95                $13,904                  $12,034
     2/29/96                $17,978                  $13,508
     2/28/97                $20,536                  $14,230
     2/28/98                $24,739                  $15,705
     2/28/99                $22,377                  $16,690
     2/29/00                $19,225                  $16,874
     2/28/01                $20,613                  $19,143
     2/28/02                $19,042                  $20,610



This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Income Fund at net asset value (NAV) (from 2/29/92 to 2/28/02) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index.

When comparing ACM Managed Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Income Fund.


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MANAGED INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/28

            ACM Managed Income Fund (NAV)--Yearly Periods Ended 2/28
--------------------------------------------------------------------------------
                              ACM Managed             Lehman Brothers
                            Income Fund (NAV)       Aggregate Bond Index
--------------------------------------------------------------------------------
      2/28/93                       25.06%                   12.18%
      2/28/94                       19.00%                    5.40%
      2/28/95                       -6.57%                    1.78%
      2/29/96                       29.30%                   12.25%
      2/28/97                       14.23%                    5.35%
      2/28/98                       20.47%                   10.37%
      2/28/99                       -9.55%                    6.27%
      2/29/00                      -14.99%                    1.10%
      2/28/01                        7.22%                   13.44%
      2/28/02                       -7.63%                    7.67%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Income Fund.


--------------------------------------------------------------------------------
8 o ACM MANAGED INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
February 28, 2002 (unaudited)

INCEPTION DATE                  PORTFOLIO STATISTICS
11/03/88                        Net Assets ($mil): $199.7


SECURITY TYPE

  52.4% U.S. Government Obligations
  40.9% Corporate Obligations                     [PIE CHART OMITTED]
   2.8% Yankee Obligations
   2.2% Preferred Stock
   1.7% Short-Term

COUNTRY BREAKDOWN

  95.7% United States
   1.3% Canada
   1.3% United Kingdom                            [PIE CHART OMITTED]
   0.6% Korea
   0.5% Mexico
   0.4% Bahamas
   0.2% Brazil

All data as of February 28, 2002. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
February 28, 2002 (unaudited)

                                         Moody's     Principal
                                        Investor        Amount
                                          Rating         (000)      U.S. $ Value
--------------------------------------------------------------------------------

U.S. Government Obligations-52.1%
U.S. Treasury Bonds-52.1%
   5.375%, 2/15/31 ....................      Aaa       $24,000      $ 23,863,124
   11.25%, 2/15/15 ....................      Aaa        32,000        49,812,621
   12.00%, 8/15/13 ....................      Aaa        21,750        30,449,973
                                                                    ------------
Total U.S. Government Obligations
   (cost $103,376,498) ................                              104,125,718
                                                                    ------------

Corporate Obligations-40.8%
Aerospace & Defense-0.3%
Sequa Corp.
   9.00%, 8/01/09 .....................      Ba3           675           666,562
                                                                    ------------

Automotive-0.8%
ArvinMeritor, Inc.
   8.75%, 3/01/12 .....................      Baa3          385           395,587
Collins & Aikman Products Co.
   10.75%, 12/31/11(a) ................      B1            450           433,125
Dura Operating Corp.
   Series B
   9.00%, 5/01/09 .....................      B2            745           715,200
                                                                    ------------
                                                                       1,543,912
                                                                    ------------
Banking-0.6%
Chohung Bank
   11.875%, 4/01/10(a)(b) .............      Ba2           800           918,720
Hanvit Bank
   12.75%, 3/01/10(a)(b) ..............      Ba2           165           193,875
                                                                    ------------
                                                                       1,112,595
                                                                    ------------
Broadcasting & Media-1.0%
Albritton Communications Co.
   Series B
   9.75%, 11/30/07 ....................      B3            635           676,275
American Media Operations, Inc.
   10.25%, 5/01/09(a) .................      B2            300           306,000
Goss Graphic Systems, Inc.
   12.25%, 11/19/05(c)(d) .............      NR          2,390                 0
Paxson Communications Corp.
   10.75%, 7/15/08 ....................      B3            615           667,275
Sinclair Broadcast Group, Inc.
   8.75%, 12/15/11(a) .................      B2            320           336,000
                                                                    ------------
                                                                       1,985,550
                                                                    ------------
Building & Real Estate-2.0%
D.R. Horton, Inc.
   8.00%, 2/01/09 .....................      Ba1           865           877,975
LNR Property Corp.
   10.50%, 1/15/09 ....................      Ba3         1,410         1,459,350


--------------------------------------------------------------------------------
10 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                         Moody's     Principal
                                        Investor        Amount
                                          Rating         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Meritage Corp.
   9.75%, 6/01/11 .....................       B1         $  630       $  667,800
Schuler Homes, Inc.
   10.50%, 7/15/11 ....................       B2            950        1,026,000
                                                                      ----------
                                                                       4,031,125
                                                                      ----------
Cable-4.2%
Adelphia Communications Corp.
   10.25%, 6/15/11 ....................       B2          1,350        1,397,250
   10.875%, 10/01/10 ..................       B2            410          436,650
Charter Communications Holdings
   9.625%, 11/15/09 ...................       B2            185          178,525
   10.00%, 5/15/11(a) .................       B2            270          259,875
   10.00%, 5/15/11 ....................       B2          1,540        1,482,250
Charter Communications Holdings/
   Charter Communications
   Holdings Capital Corp.
   10.75%, 10/01/09 ...................       B2          3,075        3,090,375
Echostar DBS Corp.
   9.25%, 2/01/06 .....................       B1          1,000        1,025,000
Mediacom Broadband LLC
   11.00%, 7/15/13 ....................       B2            545          599,500
                                                                      ----------
                                                                       8,469,425
                                                                      ----------
Chemicals-3.0%
Airgas, Inc.
   9.125%, 10/01/11 ...................       Ba2           320          337,600
Compass Minerals Group, Inc.
   10.00%, 8/15/11(a) .................       B3            165          174,075
Ferro Corp.
   9.125%, 1/01/09 ....................       Baa3          365          378,981
Georgia Gulf Corp.
   10.375%, 11/01/07 ..................       B2            870          930,900
Huntsman ICI Chemicals
   10.125%, 7/01/09 ...................       Caa1        1,325        1,172,625
Lyondell Chemical Co.
   9.50%, 12/15/08(a) .................       Ba3           225          225,000
   Series A
   9.625%, 5/01/07 ....................       Ba3           465          475,462
   Series B
   10.875%, 5/01/09 ...................       B2          1,175        1,119,187
OM Group, Inc.
   9.25%, 12/15/11(a) .................       B3            555          575,812
Resolution Performance Products
   13.50%, 11/15/10 ...................       B3            610          686,250
                                                                      ----------
                                                                       6,075,892
                                                                      ----------


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                             Moody's    Principal
                                            Investor       Amount
                                              Rating        (000)   U.S. $ Value
--------------------------------------------------------------------------------

Communications - Fixed-0.2%
Intermedia Communications, Inc.
   Series B
   11.25%, 7/15/07(e) ....................      Baa2      $  260      $  249,600
Time Warner Telecom, Inc.
   10.125%, 2/01/11 ......................      B3           300         190,500
                                                                      ----------
                                                                         440,100
                                                                      ----------
Communications - Mobile-4.7%
American Cellular Corp.
   9.50%, 10/15/09 .......................      B2         1,055         859,825
Dobson/Sygnet Communications
   12.25%, 12/15/08 ......................      B3           835         789,075
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05(d) ....................      NR         3,000         195,000
Nextel Communications, Inc.
   9.375%, 11/15/09 ......................      B1           725         464,000
   9.50%, 2/01/11 ........................      B1           365         225,387
Nextel Partners, Inc.
   11.00%, 3/15/10 .......................      B3           710         441,975
   12.50%, 11/15/09(a) ...................      B3           350         224,000
Price Communications Wire
   Series B
   9.125%, 12/15/06 ......................      Ba2          375         380,625
Rural Cellular Corp.
   9.75%, 1/15/10(a) .....................      B3           750         607,500
TeleCorp PCS, Inc.
   10.625%, 7/15/10 ......................      B3         1,860       2,111,100
Tritel PCS, Inc.
   10.375%, 1/15/11 ......................      B3           700         792,750
Triton PCS, Inc.
   8.75%, 11/15/11 .......................      B2         1,615       1,493,875
Voicestream Wire
   10.375%, 11/15/09 .....................      Baa1         650         718,250
                                                                      ----------
                                                                       9,303,362
                                                                      ----------
Consumer Manufacturing-1.5%
Collins & Aikman Floorcoverings, Inc.
   9.75%, 2/15/10(a) .....................      B2           305         315,675
Jostens, Inc.
   12.75%, 5/01/10 .......................      B3         1,141       1,272,215
Pennzoil-Quaker State Co.
   10.00%, 11/01/08(a) ...................      Ba3          465         499,875
Playtex Products, Inc.
   9.375%, 6/01/11 .......................      B2           325         346,125
Sealy Mattress Co.
   9.875%, 12/15/07 ......................      B2           540         537,300
                                                                      ----------
                                                                       2,971,190
                                                                      ----------


--------------------------------------------------------------------------------
12 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                         Moody's     Principal
                                        Investor        Amount
                                          Rating         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Energy-1.0%
EOTT Energy Partners, L.P.
   11.00%, 10/01/09 ................        B1          $  340        $  283,900
Grey Wolf, Inc.
   8.875%, 7/01/07 .................        B1             315           316,575
Lomak Petroleum
   8.75%, 1/15/07 ..................        B3             335           333,325
Petroleo Brasileiro S.A
   9.125%, 2/01/07(a) ..............        Baa1           455           460,687
Pride International, Inc.
   9.375%, 5/01/07 .................        Ba2            320           334,400
Tesoro Petroleum Corp.
   Series B
   9.625%, 11/01/08 ................        B1             295           296,475
                                                                      ----------
                                                                       2,025,362
                                                                      ----------
Entertainment & Leisure-0.7%
Premier Parks
   9.75%, 6/15/07 ..................        B3             500           520,625
Regal Cinemas, Inc.
   9.375%, 2/01/12(a) ..............        B3             255           264,562
Six Flags, Inc.
   9.50%, 2/01/09 ..................        B3             600           615,000
                                                                      ----------
                                                                       1,400,187
                                                                      ----------
Financial-1.2%
iStar Financial, Inc.
   8.75%, 8/15/08 ..................        Ba1            650           654,516
Markel Capital Trust I
   Series B
   8.71%, 1/01/46 ..................        Ba1            330           232,524
Nationwide CSN Trust
   9.875%, 2/15/25(a) ..............        A2           1,000         1,050,801
PXRE Capital Trust I
   8.85%, 2/01/27 ..................        Ba2            520           271,672
Williams Scotsman, Inc.
   9.875%, 6/01/07(a) ..............        B3             210           207,900
                                                                      ----------
                                                                       2,417,413
                                                                      ----------
Food & Beverages-0.2%
DIMON, Inc.
   Series B
   9.625%, 10/15/11 ................        Ba3            170           179,350
Del Monte Corp.
   9.25%, 5/15/11 ..................        B3             195           206,212
SFC SUB, Inc.
   11.00%, 12/15/09(e) .............        NR             239                24
                                                                      ----------
                                                                         385,586
                                                                      ----------


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                         Moody's      Principal
                                        Investor         Amount
                                          Rating          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Gaming-2.5%
Argosy Gaming Co.
   9.00%, 9/01/11 ...................        B2         $  325        $  346,937
Boyd Gaming Corp.
   9.25%, 8/01/09 ...................        Ba3           670           706,850
MGM Mirage
   8.375%, 2/01/11 ..................        Ba2           935           979,413
Mandalay Resort Group
   10.25%, 8/01/07 ..................        Ba3           840           908,250
Mohegan Tribal Gaming
   8.375%, 7/01/11 ..................        Ba3           640           659,200
Park Place Entertainment
   9.375%, 2/15/07 ..................        Ba2         1,300         1,399,125
                                                                      ----------
                                                                       4,999,775
                                                                      ----------
Healthcare-2.4%
Concentra Operating Corp.
   13.00%, 8/15/09 ..................        B3            690           779,700
HCA-The Healthcare Co.
   7.875%, 2/01/11 ..................        Ba1         1,195         1,293,588
Hanger Orthopedic Group, Inc.
   10.375%, 2/15/09(a) ..............        B2            215           221,450
Iasis Healthcare Corp.
   13.00%, 10/15/09 .................        B3          1,280         1,254,400
Triad Hospitals Holdings
   Series B
   11.00%, 5/15/09 ..................        B2            750           841,875
Vanguard Health Systems, Inc.
   9.75%, 8/01/11 ...................        B3            325           341,250
                                                                      ----------
                                                                       4,732,263
                                                                      ----------
Hotels & Lodging-2.7%
Extended Stay America, Inc.
   9.875%, 6/15/11 ..................        B2            700           735,000
Felcor Lodging, L.P.
   8.50%, 6/01/11 ...................        Ba3           265           268,313
   9.50%, 9/15/08 ...................        Ba3           440           463,100
Host Marriott LP
   9.25%, 10/01/07 ..................        Ba3         1,005         1,045,200
   9.50%, 1/15/07(a) ................        Ba3           710           749,050
MeriStar Hospitality Corp.
   9.125%, 1/15/11(a) ...............        B1            540           536,625
MeriStar Hospitality Operating
   Partnership, L.P.
   10.50%, 6/15/09(a) ...............        B1            325           340,031
Sun International Hotels, Ltd.
   8.875%, 8/15/11 ..................        B2            815           817,038
Vail Resorts, Inc.
   8.75%, 5/15/09(a) ................        B2            410           418,200
                                                                      ----------
                                                                       5,372,557
                                                                      ----------

--------------------------------------------------------------------------------
14 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                           Moody's     Principal
                                          Investor        Amount
                                            Rating         (000)    U.S. $ Value
--------------------------------------------------------------------------------

Industrial-0.7%
Applied Extrusion Technologies, Inc.
   10.75%, 7/01/11 .......................      B2        $  660      $  696,300
Flowserve Corp.
   12.25%, 8/15/10 .......................      B3           614         696,890
                                                                      ----------
                                                                       1,393,190
                                                                      ----------
Metal & Mining-0.3%
Commonwealth Industries, Inc.
   10.75%, 10/01/06 ......................      B3            35          35,175
United States Steel LLC
   10.75%, 8/01/08(a) ....................      Ba3          640         627,200
                                                                      ----------
                                                                         662,375
                                                                      ----------
Paper & Packaging-3.2%
Owens-Brockway Glass
   Container, Inc.
   8.875%, 2/15/09(a) ....................      B2         1,300       1,329,250
Owens-Illinois, Inc.
   7.80%, 5/15/18 ........................      B3           455         384,475
   7.85%, 5/15/04 ........................      B3           275         270,875
Plastipak Holdings, Inc.
   10.75%, 9/01/11(a) ....................      B3           650         702,000
Riverwood International Corp.
   10.625%, 8/01/07 ......................      B3           425         454,750
Sealed Air Corp.
   8.75%, 7/01/08(a) .....................      Baa3         785         818,238
Stone Container
   9.25%, 2/01/08 ........................      B2           450         483,750
   9.75%, 2/01/11 ........................      B2         1,740       1,896,600
                                                                      ----------
                                                                       6,339,938
                                                                      ----------
Petroleum Products-0.4%
Frontier Oil Corp.
   11.75%, 11/15/09 ......................      B2           750         800,625
                                                                      ----------

Retail-0.4%
Advance Stores Company, Inc.
   10.25%, 4/15/08(a) ....................      B3           690         724,500
                                                                      ----------

Service-3.3%
Alderwoods Group, Inc.
   11.00%, 1/02/07 .......................      NR           340         343,400
   12.25%, 1/02/09 .......................      NR           350         369,250
Allied Waste North America
   8.50%, 12/01/08(a) ....................      Ba3          640         656,000
   8.875%, 4/01/08 .......................      Ba3          925         959,688
   10.00%, 8/01/09 .......................      B2         1,585       1,620,663
Coinmach Corp.
   9.00%, 2/01/10(a) .....................      B2           300         312,000
Iron Mountain, Inc.
   8.625%, 4/01/13 .......................      B2           480         504,000


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                         Moody's     Principal
                                        Investor        Amount
                                          Rating         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Service Corporation International
   6.00%, 12/15/05 ...................      B1            $545       $   491,863
   6.30%, 3/15/20(f) .................      B1              50            49,250
   6.50%, 3/15/08 ....................      B1             305           266,875
   7.70%, 4/15/09 ....................      B1             720           666,000
Stewart Enterprises, Inc.
   10.75%, 7/01/08 ...................      B2             270           296,325
                                                                     -----------
                                                                       6,535,314
                                                                     -----------
Supermarket & Drugstore-0.6%
Fleming Companies, Inc.
   Series B
   10.50%, 12/01/04 ..................      B2             625           625,000
   10.625%, 7/31/07 ..................      B2              30            29,025
Ingles Markets, Inc.
   8.875%, 12/01/11(a) ...............      Ba3             70            70,000
Pathmark Stores, Inc.
   8.75%, 2/01/12(a) .................      B2             165           171,600
Rite Aid Corp.
   11.25%, 7/01/08 ...................      Caa3           275           202,125
                                                                     -----------
                                                                       1,097,750
                                                                     -----------
Technology-0.7%
Fairchild Semiconductor
   10.125%, 3/15/07 ..................      B2             400           418,000
   10.50%, 2/01/09 ...................      B2             935         1,014,475
                                                                     -----------
                                                                       1,432,475
                                                                     -----------
Utilities - Electric & Gas-2.2%
AES Corp.
   8.875%, 2/15/11 ...................      Ba1            480           312,000
   9.375%, 9/15/10 ...................      Ba1            680           445,400
CMS Energy Corp.
   8.50%, 4/15/11 ....................      Ba3            325           323,982
Calpine Canada Energy Finance
   8.50%, 5/01/08 ....................      Ba1            780           562,219
Calpine Corp.
   8.625%, 8/15/10 ...................      Ba1            200           141,617
Mission Energy Holding Co.
   13.50%, 7/15/08 ...................      Ba2            795           806,925
PG&E National Energy Group, Inc.
   10.375%, 5/16/11 ..................      Baa2           795           812,333
PSEG Energy Holdings
   10.00%, 10/01/09 ..................      Baa3           665           653,323
South Point Energy Center LLC
   9.825%, 5/30/19(a) ................      Ba1            570           421,800
                                                                     -----------
                                                                       4,479,599
                                                                     -----------
Total Corporate Obligations
   (cost $84,935,269) ................                                81,398,622
                                                                     -----------


--------------------------------------------------------------------------------
16 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Shares or
                                           Moody's     Principal
                                          Investor        Amount
                                            Rating         (000)    U.S. $ Value
--------------------------------------------------------------------------------

Yankee Obligations-2.8%
Avecia Group
   11.00%, 7/01/09 ......................     B2         $ 1,355      $1,402,425
Doman Industries, Ltd.
   12.00%, 7/01/04 ......................     B3             325         307,125
Filtronic Plc
   10.00%, 12/01/05 .....................     B1             840         840,000
Innova S. de R.L
   12.875%, 4/01/07 .....................     B3           1,000         942,500
Intertek Finance Plc
   Series B
   10.25%, 11/01/06 .....................     B2             350         351,750
Intrawest Corp.
   10.50%, 2/01/10 ......................     B1             925         962,000
Microcell Telecommunications, Inc.
   Series B
   14.00%, 6/01/06(e) ...................     Caa1         1,055         722,675
Netia Holdings BV
   Series B
   11.25%, 11/01/07(d)(e) ...............     Ca             600          84,000
                                                                      ----------

Total Yankee Obligations
   (cost $6,174,214) ....................                              5,612,475
                                                                      ----------

Convertible Preferred Stock-0.2%
Ford Motor Company Capital Trust II
   6.50%
   (cost $330,000)(g) ...................     Baa2         6,600         348,150
                                                                      ----------

Non-Convertible Preferred
   Stock-2.0%
CSC Holdings, Inc.
   Series M
   11.125% ..............................     B1          21,371       2,195,870
Global Crossing Holding, Ltd.
   10.50%(h) ............................     C           21,050           5,473
Intermedia Communications, Inc.
   Series B
   13.50%(i) ............................     Ba1          1,227       1,177,920
Nextel Communications
   Series E
   11.125%(i) ...........................     B3           1,735         468,450
Sinclair Capital
   11.625%(i) ...........................     B2           1,000         104,000
                                                                      ----------

Total Non-Convertible Preferred Stock
   (cost $7,261,666) ....................                              3,951,713
                                                                      ----------


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Shares or
                                       Moody's       Principal
                                      Investor          Amount
                                        Rating           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks & Other
   Investments-0.0%
Goss Holdings, Inc. Cl.B
   Common Stock(j)...................       NR          55,755     $           0
Jostens, Inc. Cl.E
   Warrants, expiring 5/01/10(j)(k) .       NR             600            12,150
                                                                   -------------
Total Common Stocks & Other
   Investments
   (cost $12,000)....................                                     12,150
                                                                   -------------

Short-Term Investment-1.7%
Time Deposit-1.7%
State Street Bank & Trust Co.
   1.25%, 3/01/02
   (cost $3,479,000).................                  $ 3,479         3,479,000
                                                                   -------------

Total Investments-99.6%
   (cost $205,568,647)...............                                198,927,828
Other assets less liabilities-0.4%                                       762,286
                                                                   -------------

Net Assets-100.0%....................                              $ 199,690,114
                                                                   =============

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2002, the market value of these securities aggregated $15,151,426 or 7.6% of net assets.

(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect February 28, 2002.

(c)   Illiquid security, valued at fair market value (See Note A).

(d)   Security is in default and is non-income producing.

(e) Indicates a security has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f) Coupon is fixed until March 15, 2003. At that time, the security may then be remarketed at a new fixed rate.

(g) Security is convertible into 2.8249 shares of common stock at $15.25 per share until January 15, 2032.

(h)   Paid-in-kind preferred, semi-annual stock payments.

(i)   Paid-in-kind preferred, quarterly stock payments.

(j)   Non-income producing security.

(k) Each warrant entitles the holder to purchase 1.889 shares of common stock at $0.01 per share. The warrants are exercisable until 5/01/10.
      Glossary:
      NR - Not Rated.
      See notes to financial statements.


--------------------------------------------------------------------------------
18 o ACM MANAGED INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
February 28, 2002 (unaudited)

Assets
Investments in securities, at value (cost $205,568,647) ....      $ 198,927,828
Cash .......................................................             38,748
Receivable for investment securities sold ..................          4,252,913
Interest receivable ........................................          2,330,097
Dividends receivable .......................................              2,906
Prepaid expenses ...........................................              1,667
                                                                  -------------
Total assets ...............................................        205,554,159
                                                                  -------------
Liabilities
Payable for investment securities purchased ................          4,337,984
Dividends payable ..........................................          1,174,578
Advisory fee payable .......................................            121,800
Administrative fee payable .................................             37,485
Accrued expenses and other liabilities .....................            192,198
                                                                  -------------
Total liabilities ..........................................          5,864,045
                                                                  -------------
Net Assets .................................................      $ 199,690,114
                                                                  =============
Composition of Net Assets
Preferred stock, $.01 par value per share; 1,900
shares Remarketed Preferred Stock authorized,
950 shares issued and outstanding at $100,000
per share liquidation preference ...........................      $  95,000,000
Common stock, $.01 par value per share;
299,998,100 shares authorized, 24,264,298
shares issued and outstanding ..............................            242,643
Additional paid-in capital .................................        207,563,897
Distributions in excess of net investment income ...........         (2,272,695)
Accumulated net realized loss on investment transactions ...        (94,202,912)
Net unrealized depreciation of investments .................         (6,640,819)
                                                                  -------------
                                                                  $ 199,690,114
                                                                  =============
Net Asset Value Per Share of Common Stock
   ($199,690,114 less Remarketed Preferred Stock at
   liquidation value of $95,000,000 divided by 24,264,298
   shares of Common Stock outstanding) .....................              $4.31
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 19

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2002 (unaudited)

Investment Income
Interest ...................................       $7,649,802
Dividends ..................................          220,959       $ 7,870,761
                                                   ----------
Expenses
Advisory fee ...............................          654,892
Administrative fee .........................          201,516
Remarketed Preferred Stock--remarketing
   agent's fees ............................          121,991
Audit and legal ............................           54,254
Printing ...................................           37,020
Transfer agency ............................           28,950
Custodian ..................................           19,920
Directors' fees and expenses ...............           17,975
Registration fees ..........................           11,444
Miscellaneous ..............................           14,028
                                                   ----------
Total expenses before interest .............        1,161,990
Interest expense ...........................          121,505
                                                   ----------
Total expenses .............................                          1,283,495
                                                                    -----------
Net investment income ......................                          6,587,266
                                                                    -----------
Realized and Unrealized Gain (Loss) on
Investments
Net realized loss on investment
   transactions ............................                           (892,982)
Net change in unrealized
   appreciation/depreciation
   of investments ..........................                         (6,767,942)
                                                                    -----------
Net loss on investments ....................                         (7,660,924)
                                                                    -----------
Net Decrease in Net Assets from
   Operations ..............................                        $(1,073,658)
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
20 o ACM MANAGED INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Six Months
                                                     Ended
                                                  February 28,      Year Ended
                                                      2002          August 31,
                                                  (unaudited)          2001
                                                 =============    =============
Increase (Decrease) in Net Assets from
Operations
Net investment income ........................   $   6,587,266    $  17,762,653
Net realized loss on investment
   transactions ..............................        (892,982)     (33,273,013)
Net change in unrealized
   appeciation/depreciation
   of investments ............................      (6,767,942)      19,289,154
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................      (1,073,658)       3,778,794
Dividends to Shareholders
Dividends from net investment income:
   Common Stock ..............................      (7,195,246)     (10,147,896)
   Remarketed Preferred Stock ................      (1,409,069)      (5,287,852)
   Tax return of capital .....................             -0-       (2,708,154)
Common Stock Transactions
Reinvestment of dividends resulting in the
   issuance of common stock ..................         619,925        1,755,011
                                                 -------------    -------------
Total decrease ...............................      (9,058,048)     (12,610,097)
Net Assets:
Beginning of period ..........................     208,748,162      221,358,259
                                                 -------------    -------------
End of period ................................   $ 199,690,114    $ 208,748,162
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 21

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Six Months Ended February 28, 2002 (unaudited)

Increase (Decrease) in Cash From:
Operating Activities:
Interest and dividends received ..............    $   8,076,272
Interest expense paid ........................         (140,547)
Operating expenses paid ......................       (1,162,753)
                                                  -------------
Net increase in cash from operating
   activities ................................                      $ 6,772,972
Investing Activities:
Purchases of long-term investments ...........     (133,434,811)
Proceeds from disposition of long-term
   investments ...............................      162,229,485
Purchases of short-term investments, net .....       (1,517,000)
Cash provided from securities loaned .........      (27,202,500)
                                                  -------------
Net increase in cash from investing
   activities ................................                           75,174
Financing Activities:(a)
Cash dividends paid ..........................       (6,809,812)
Net decrease in cash from financing
   activities ................................                       (6,809,812)
                                                                    -----------
Net increase in cash .........................                           38,334
Cash at beginning of period ..................                              414
                                                                    -----------
Cash at end of period ........................                      $    38,748
                                                                    ===========

--------------------------------------------------------------------------------

Reconciliation of Net Decrease in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net decrease in net assets from
   operations ................................                      $(1,073,658)
Adjustments:
Decrease in dividend and interest
   receivable ................................    $     453,860
Accretion of bond discount and
   amortization of bond premium ..............         (248,349)
Decrease in accrued expenses and
   other assets ..............................             (763)
Decrease in interest payable .................          (19,042)
Net realized loss on investment
   transactions ..............................          892,982
Net change in unrealized
   appreciation/depreciation
   of investments ............................        6,767,942
                                                  -------------
Total adjustments ............................                        7,846,630
                                                                    -----------
Net Increase in Cash from Operating
   Activities ................................                      $ 6,772,972
                                                                    ===========

(a) Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
22 o ACM MANAGED INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
February 28, 2002 (unaudited)

NOTE A

Significant Accounting Policies

ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. Government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by the Board of Directors. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

5. Change in Accounting Principle

As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to September 1, 2001, the Fund did not amortize premiums on debt securities.

The cummulative effect of this accounting change resulted in a $255,646 decrease in cost of investments and a corresponding $255,646 increase in net unrealized appreciation/depreciation, based on investments owned by the Fund on September 1, 2001.

The effect of this change for the period ended February 28, 2002, was to decrease net investment income by $453,695, decrease net unrealized depreciation by $277,148 and decrease net realized loss on investments by $176,547. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .65 of 1% of the aver age adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $1,770 during the six months ended February 28, 2002.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) aggregated $29,816,235 and $29,226,638, respectively, for the six months ended February 28, 2002. There were purchases of $107,508,319 and sales of $136,789,052 of U.S. government and government agency obligations for the six months ended February 28, 2002.


--------------------------------------------------------------------------------
24 o ACM MANAGED INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

At February 28, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $4,467,571 and gross unrealized depreciation of investments was $11,108,390, resulting in net unrealized depreciation of $6,640,819.

At August 31, 2001, the Fund had a capital loss carryforward of $66,830,332, of which $697,447 expires in the year 2007, $30,192,284 expires in the year 2008 and $35,940,601 expires in the year 2009.

Capital losses incurred after October 31 ("post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $26,299,286 during fiscal year 2001. To the extent that the carryover losses are used to offset future capital gains, it is probably that the gain to offset will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Options Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is decreased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is re corded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received as added to the proceeds from the sale of the underling security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

There were no transactions in options written for the six months ended February 28, 2002.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized.

Common Stock

There are 24,264,298 shares of common stock outstanding at February 28, 2002. During the six months ended February 28, 2002 and the year ended August 31, 2001, the Fund issued 137,796 and 347,733 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 950 shares of Remarketed Preferred Stock, each at a liquidation value of $100,000 per share. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is 1.94% and is effective through February 28, 2002.

NOTE E

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of February 28, 2002, there were no security lending agreements outstanding.


--------------------------------------------------------------------------------
26 o ACM MANAGED INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                       Six Months Ended
                                           February 28,
                                                2002(a)                           Year Ended August 31,
                                            ------------------------------------------------------------------------------
                                            (unaudited)          2001         2000           1999        1998         1997
                                            ------------------------------------------------------------------------------
Net asset value,
  beginning of period ..................       $   4.71      $   5.31     $   6.34       $   8.99    $   9.13     $   8.36
                                            ------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ..................            .27(b)        .74(b)       .93(b)        1.21        1.24         1.20
Net realized and unrealized
  gain (loss) on investments
  and written options ..................           (.31)         (.58)        (.72)         (2.26)       (.18)         .76
                                            ------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ..........           (.04)          .16          .21          (1.05)       1.06         1.96
                                            ------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions to common shareholders:
  Dividends from net
    investment income ..................           (.30)         (.43)        (.85)          (.96)       (.94)        (.90)
  Tax return of capital ................            -0-          (.11)        (.15)           -0-         -0-          -0-
  Distributions from net realized
    gain on investments ................            -0-           -0-          -0-           (.42)       (.02)         -0-
Distributions to preferred shareholders:
  Common Stock equivalent
    of dividends paid to Remarketed
  Preferred shareholders ...............           (.06)         (.22)        (.24)          (.22)       (.24)        (.29)
                                            ------------------------------------------------------------------------------
Total dividends and
  distributions ........................           (.36)         (.76)       (1.24)         (1.60)      (1.20)       (1.19)
                                            ------------------------------------------------------------------------------
Net asset value,
  end of period ........................       $   4.31      $   4.71     $   5.31       $   6.34    $   8.99     $   9.13
                                            ==============================================================================
Market value, end of period ............       $   4.68      $   4.93     $ 6.3125       $  8.625    $ 8.6875     $  10.00
                                            ==============================================================================
Total Return
Total investment return based on:(c)
  Market value .........................           1.38%       (12.86)%     (13.66)%        16.91%      (4.05)%      16.03%
  Net asset value ......................          (2.20)%       (1.02)%      (1.00)%       (16.95)%      8.74%       20.38%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ......................       $199,690      $208,748     $221,358       $241,483    $296,268     $295,674
Ratio of expenses to
  average net assets:(d)
  Based on Common Stock ................           2.39%(e)      3.26%        2.23%          1.54%       1.39%         .96%
  Based on Common and
    Preferred Stocks ...................           1.27%(e)      1.80%        1.30%          1.09%       1.04%        1.05%
Ratio of expenses to average net
  assets excluding interest expense:(d)
  Based on Common Stock ................           2.17%(e)      2.10%        1.91%          1.54%       1.39%         .96%
  Based on Common and
    Preferred Stocks ...................           1.15%(e)      1.16%        1.11%          1.09%       1.04%        1.05%
Ratio of net investment income
  to average net assets:(d)
  Based on Common Stock ................           9.65%(e)     10.60%       12.21%         15.82%      13.21%        9.29%
  Based on Common and
  Preferred Stocks .....................           6.54%(e)      8.35%        9.58%         10.17%       9.04%        9.21%
Portfolio turnover rate ................             65%          248%         383%           222%        157%         253%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the six months ended February 28, 2002 was to decrease net investment income per share by $.02, decrease net realized and unrealized loss on investments per share by $.02, and decrease the ratio of net investment income to average net assets from 10.50% to 9.65% based on common stock and from 6.99% to 6.54% based on common and preferred stocks on an annualized basis. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.

(e)   Annualized.


--------------------------------------------------------------------------------
28 o ACM MANAGED INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings

Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

spread

The price above a benchmark fixed-income yield that an issuer pays to borrow money.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                                    ACM Managed Income Fund o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $455 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 41 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 640 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/01.


--------------------------------------------------------------------------------
30 o ACM MANAGED INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
George Caffrey, Vice President
Matthew Bloom, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vince S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

Common Stock:

Custodian, Dividend Paying Agent,
Transfer Agent And Registrar
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock: Dividend Paying Agent, Transfer Agent And Registrar

Bank of New York
385 Rifle Camp Road
West Paterson, NJ 07424

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
32 o ACM MANAGED INCOME FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

ACM Managed Income Fund

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Mon day in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Rein vestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 33

ACM Managed Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MIFSR0202